                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 20, 1994



                             JONES SPACELINK, LTD.
                             ---------------------
             (Exact name of registrant as specified in its charter)



         Colorado                          0-8947                           84-0835095
         --------                          ------                           ----------
(State of Organization)            (Commission File No.)                  (IRS Employer
                                                                        Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309                             (303) 792-9191
- ---------------------------------------------                             --------------
(Address of principal executive office and Zip Code                        (Registrant's
                                                                           telephone no.
                                                                        including area code)

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Item 2.  Disposition of Assets

         On December 19, 1994, the shareholders of Jones Spacelink, Ltd. (the "Company") approved an Exchange Agreement and Plan of Reorganization and Liquidation dated May 31, 1994, as amended, between the Company and Jones Intercable, Inc. ("Intercable") providing for the acquisition by Intercable of substantially all of the assets of the Company and the assumption by Intercable of all of the liabilities of the Company.

         On December 20, 1994, Intercable acquired all of the assets of the Company (except for the 2,859,240 shares of Intercable's Common Stock owned by the Company) and assumed all of the liabilities of the Company (except for liabilities with respect to shareholders exercising dissenters' rights) in exchange for 3,900,000 shares of Intercable's Class A Common Stock. The Company will effect its complete liquidation and distribute the aforesaid shares of Intercable Class A Common Stock and Common Stock to its shareholders, other than to any dissenting shareholders. As adjusted at closing to give effect to the exercise of dissenters' rights and to the exercise or non-exercise of outstanding stock options, the exchange ratios will result in shareholders of the Company receiving, for each share of Company Class A Common Stock, .03571 shares of Intercable Common Stock and .09696 shares of Intercable Class A Common Stock. The Intercable shares to be distributed to the Company's shareholders will be freely transferable, except for shares acquired by affiliates of Intercable.




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Item 7           Financial Statements and Exhibits

                 (a)      Not applicable.

                 (b)      Not applicable.

                 (c)      Exhibits

                          The Exchange Agreement and Plan of Reorganization and Liquidation dated as of May 31, 1994, as amended, by and between Jones Intercable, Inc. and Jones Spacelink, Ltd. is incorporated by reference from the Form S-4 Registration Statement and Proxy Statement of Jones Intercable, Inc. and Jones Spacelink, Ltd. filed with the Securities and Exchange Commission (Commission File Nos. 0-8947, 1-9953 and 33-54527).





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               JONES SPACELINK, LTD.,
                                               a Colorado corporation


Dated:  December 23, 1994                      By: /s/ Elizabeth M. Steele
                                                   Elizabeth M. Steele
                                                   Vice President





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